THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

September 23, 1999

Dear Shareholder:

We are pleased to provide this semi-annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') as of August 31, 1999. Included are market commentary, a schedule of the Fund's investments, and financial statements for the period ended August 31, 1999.

The net asset value of the Fund increased from $10.21 per share on February 26, 1999 to $10.49 on August 31, 1999. Dividends totaling $0.80 were paid during the six-month period. For the six months ended August 31, 1999, the Fund had a total return of 10.59% based on net asset value. In comparison, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+') returned 10.70% during the same period.

EMERGING MARKETS DEBT

The U.S. Federal Reserve Board ('Fed') raised interest rates by 50 basis points over the first six months of the Fund's fiscal year in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25-basis-point rate increases has influenced bond market investors worldwide and has impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high-profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

The emerging debt markets have performed well in this environment, returning 10.70% over the six months ended August 31, 1999. This performance has been driven by exceptional returns from a handful of countries, notably Russia, Venezuela, Brazil and Morocco.

Brazil. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its International Monetary Fund ('IMF') agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. The most compelling evidence of Brazil's progress in 1999 is the change in the overnight borrowing rate set by the Central Bank. In an effort to stabilize the currency and prevent an inflationary spike, the Central Bank set the overnight rate at 45% after the devaluation in January. That rate has been gradually reduced over the ensuing months. The current overnight borrowing rate is 19.5%. Brazil continues to have an ambitious structural reform agenda which includes changes to the taxation and social security systems. Despite recent political noise, the working relationship between the administration and congress remains intact and we expect further positive developments on these important initiatives in the fourth quarter.

Russia. Russia remains the best performing country in the EMBI+ for 1999. The country continues to work with the IMF on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian prime minister in 17 months. Allegations of money laundering in the private sector have raised questions concerning misuse of IMF aid money by the public sector. These political issues will likely keep volatility in Russia high over the next few months.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Venezuela. The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new constitution for Venezuela. The initial draft of the constitution is expected to be available in late October 1999. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will take precedence over any economic issues during the balance of 1999 as the new constitution is reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the constitutional changes.

Morocco. Moroccan King Hassan II died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco.

Our outlook for emerging markets debt is positive based upon the current spread level of 1,100 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging countries. We expect the market to remain volatile but believe that we are being well compensated for this price risk at current spread levels.
                                    *  *  *

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST, for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Floating Rate Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

William D. Cvengros                              Heath B. McLendon
-------------------------                        -------------------------
William D. Cvengros                              Heath B. McLendon
Co-Chairman of the Board                         Co-Chairman of the Board

Peter J. Wilby                                   Thomas K. Flanagan
-------------------------                        --------------------------
Peter J. Wilby                                   Thomas K. Flanagan
Executive Vice President                         Executive Vice President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Schedule of Investments (unaudited)
August 31, 1999

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds  -- 83.5%
Argentina  -- 5.5%
$ 2,208,750         Republic of Argentina, FRB, Series L, 5.9375%
                      due 3/31/05 (a)...........................................  $ 1,885,720
                                                                                  -----------
Brazil  -- 24.8%
                    Federal Republic of Brazil:
 10,830,000           Bearer, EI Bond, Series L, 5.875% due 4/15/06 (a).........    8,136,038
    750,000           DCB, Series L, 5.9375% due 4/15/12 (a)....................      427,500
                                                                                  -----------
                                                                                    8,563,538
                                                                                  -----------
Bulgaria  -- 6.0%
                    Republic of Bulgaria:
  2,300,000           FLIRB, Series A, 2.750% due 7/28/12 (a)...................    1,397,250
  1,000,000           IAB, Series RPDI, 6.500% due 7/28/11 (a)..................      690,625
                                                                                  -----------
                                                                                    2,087,875
                                                                                  -----------
Colombia  -- 4.7%
  1,700,000         Republic of Colombia, Global Bond, 10.875% due 3/9/04.......    1,623,500
                                                                                  -----------
Croatia  -- 5.2%
  2,300,000         Republic of Croatia, FRB, Series A, 6.45625%
                      due 7/31/10 (a)...........................................    1,805,500
                                                                                  -----------
Ivory Coast  -- 6.0%
  8,500,000         Ivory Coast, FLIRB, 2.000% due 3/29/18 (a)..................    2,061,250
                                                                                  -----------
Mexico  -- 1.2%
    500,000         United Mexican States, Series A, 5.875% due 12/31/19
                      (including 769,000 warrants) (a)..........................      416,083
                                                                                  -----------
Peru  -- 5.8%
                    Republic of Peru:
  2,800,000           FLIRB, 3.750% due 3/7/17 (a)..............................    1,421,000
  1,000,000           PDI Bond, 4.500% due 3/7/17 (a)...........................      581,875
                                                                                  -----------
                                                                                    2,002,875
                                                                                  -----------
Russia  -- 2.7%
  1,700,000         Russian Ministry of Finance, 12.750% due 6/24/28............      920,125
                                                                                  -----------
Venezuela  -- 21.6%
                    Republic of Venezuela:
  2,833,333           DCB, Series DL, 6.3125% due 12/18/07 (a)..................    2,001,042
  7,809,475           FLIRB, Series A, 6.000% due 3/31/07 (a)...................    5,454,918
                                                                                  -----------
                                                                                    7,455,960
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $28,032,577)................   28,822,426
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

August 31, 1999

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Loan Participations(b)  -- 16.5%
Algeria  -- 6.0%
                    The People's Democratic Republic of Algeria (Chase
                      Manhattan):
$   636,363           Tranche A, 6.750% due 3/4/00 (a)..........................  $   614,090
  2,300,000           Tranche 3, 6.000% due 3/4/10 (a)..........................    1,472,000
                                                                                  -----------
                                                                                    2,086,090
                                                                                  -----------
Morocco  -- 10.5%
  4,235,296         Kingdom of Morocco, Tranche B, 6.0625% due 1/1/04
                      (Morgan Stanley Emerging Markets Inc., Merrill Lynch) (a)..   3,621,178
                                                                                  -----------

                    Total Loan Participations (Cost  -- $5,555,699).............    5,707,268
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $33,588,276*)..........  $34,529,694
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:

    DCB  -- Debt Conversion Bond.

    EI    -- Eligible Interest.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    FRB   -- Floating Rate Bond.

    IAB   -- Interest in Arrears Bond.

    PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Assets and Liabilities (unaudited)
August 31, 1999

ASSETS:
  Investments, at value (Cost -- $33,588,276)...............  $34,529,694
  Cash......................................................       95,656
  Receivable for securities sold............................    9,025,034
  Interest receivable.......................................    1,055,805
  Prepaid expenses..........................................        1,474
                                                              -----------
  TOTAL ASSETS..............................................   44,707,663
                                                              -----------
LIABILITIES:
  Management fees payable...................................       41,949
  Accrued expenses..........................................      148,834
                                                              -----------
  TOTAL LIABILITIES.........................................      190,783
                                                              -----------
  TOTAL NET ASSETS..........................................  $44,516,880
                                                              -----------
                                                              -----------
NET ASSETS:
  Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,245,345 shares outstanding)...................  $     4,245
  Additional paid-in capital................................   58,774,263
  Undistributed net investment income.......................       62,532
  Accumulated net realized loss from security
    transactions............................................  (15,265,578)
  Net unrealized appreciation of investments................      941,418
                                                              -----------
  TOTAL NET ASSETS..........................................  $44,516,880
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($44,516,880 [div]  4,245,345
  shares)...................................................       $10.49

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Operations (unaudited)
For the Six Months Ended August 31, 1999

INCOME:
    Interest................................................  $ 3,683,164
                                                              -----------
EXPENSES:
    Management fees (Note 2)................................      256,056
    Audit fees..............................................       32,104
    Legal fees..............................................       24,461
    Directors' fees.........................................       16,614
    Transfer agent fees.....................................       15,899
    Custody.................................................       12,229
    Shareholder reporting fees..............................        9,681
    Amortization of deferred organization costs (Note 1)....        1,525
    Other...................................................       17,542
                                                              -----------
    TOTAL EXPENSES..........................................      386,111
                                                              -----------
NET INVESTMENT INCOME.......................................    3,297,053
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Net Realized Loss From Security Transactions (excluding
     short-term securities):
        Proceeds from sales.................................   37,513,046
        Cost of securities sold.............................   45,260,136
                                                              -----------
    NET REALIZED LOSS.......................................   (7,747,090)
                                                              -----------
    Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
        Beginning of period.................................   (8,007,989)
        End of period.......................................      941,418
                                                              -----------
    INCREASE IN NET UNREALIZED APPRECIATION.................    8,949,407
                                                              -----------
NET GAIN ON INVESTMENTS.....................................    1,202,317
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 4,499,370
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statements of Changes in Net Assets
For the Six Months Ended August 31, 1999 (unaudited) and the Year Ended February 28, 1999

                                                               AUGUST 31    FEBRUARY 28
----------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................  $ 3,297,053   $  6,816,423
    Net realized loss.......................................   (7,747,090)    (7,514,243)
    Increase (decrease) in net unrealized appreciation......    8,949,407    (13,876,863)
                                                              -----------   ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    4,499,370    (14,574,683)
                                                              -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (3,366,112)    (6,684,832)
    Net realized gains......................................           --     (1,170,913)
                                                              -----------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................   (3,366,112)    (7,855,745)
                                                              -----------   ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of dividends
      (18,830 and 38,528 shares issued, respectively).......      221,125        450,844
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    1,354,383    (21,979,584)
NET ASSETS:
    Beginning of Period.....................................   43,162,497     65,142,081
                                                              -----------   ------------
    END OF PERIOD (includes undistributed net investment
      income of $62,532 and $131,591, respectively).........  $44,516,880   $ 43,162,497
                                                              -----------   ------------
                                                              -----------   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) DEFERRED ORGANIZATION COSTS.   Organization costs amounting to $115,541 were
incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of August 31, 1999, deferred organization costs had been fully amortized.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from GAAP.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 1999, the Investment Adviser owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $39,720,980
                                                              -----------
                                                              -----------
Sales.......................................................  $37,513,046
                                                              -----------
                                                              -----------

At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 2,139,094
Gross unrealized depreciation...............................   (1,197,676)
                                                              -----------
Net unrealized appreciation.................................  $   941,418
                                                              -----------
                                                              -----------

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At August 31, 1999, the Fund held loan participations with a total cost of $5,555,699.

Note 5. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 1999, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 6. Dividends Subsequent to August 31, 1999

Subsequent to August 31, 1999, the Board of Directors of the Fund declared dividends of $0.1325 per common share payable September 24, 1999, October 29, 1999 and November 26, 1999 to shareholders of record on September 14, 1999, October 13, 1999 and November 16, 1999, respectively.

Note 7. Capital Loss Carryforward

At February 26, 1999, the Fund had, for Federal income tax purposes, approximately $6,104,000 of capital loss carryforwards, expiring on February 27, 2007, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Financial Highlights
Data for a share of common stock outstanding throughout each year shown below, except where noted:

                                  AUG. 31,     FEB. 26,     FEB. 27,     FEB. 28,     FEB. 29,     FEB. 28,
                                  1999(1)        1999         1998         1997         1996       1995(2)
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD...........  $ 10.21      $ 15.55      $ 16.71      $ 13.66      $ 11.92      $ 14.02
                                  -------      --------     -------      -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........     0.78         1.62         1.51         1.56         1.66         1.24
  Net realized and unrealized
    gain (loss).................     0.30        (5.09)        0.07         3.10         1.75        (1.98)
                                  -------      --------     -------      -------      -------      -------
Total Income (Loss)
  From Operations...............     1.08        (3.47)        1.58         4.66         3.41        (0.74)
                                  -------      --------     -------      -------      -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income.........    (0.80)       (1.59)       (1.53)       (1.61)       (1.67)       (1.19)
  Net realized gains............       --        (0.28)       (1.21)          --           --           --
                                  -------      --------     -------      -------      -------      -------

Total Distributions.............    (0.80)       (1.87)       (2.74)       (1.61)       (1.67)       (1.19)
                                  -------      --------     -------      -------      -------      -------

OFFERING COSTS ON ISSUANCE
  OF COMMON STOCK...............       --           --           --           --           --        (0.17)
                                  -------      --------     -------      -------      -------      -------
NET ASSET VALUE, END OF
  PERIOD........................  $ 10.49      $ 10.21      $ 15.55      $ 16.71      $ 13.66      $ 11.92
                                  -------      --------     -------      -------      -------      -------
                                  -------      --------     -------      -------      -------      -------

MARKET VALUE, END OF PERIOD.....  $11.375      $12.1875     $ 16.50      $17.125      $ 13.75      $ 11.75
                                  -------      --------     -------      -------      -------      -------
                                  -------      --------     -------      -------      -------      -------

TOTAL RETURN(3).................    (0.18)%'DD'  (13.64)%     14.04%       38.28%       33.31%       (8.17)%*'DD'
NET ASSETS,
  END OF PERIOD (000S)..........  $44,517      $43,162      $65,142      $69,651      $56,631      $49,447
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................     1.67%'D'     1.58%        1.49%        1.52%        1.65%        1.73%'D'
  Net investment income.........    14.29%'D'    12.95%        9.19%       10.28%       12.99%       10.00%'D'
PORTFOLIO TURNOVER RATE.........       90%         163%         214%         120%          70%          61%
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended August 31, 1999 (unaudited).

(2) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(3) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 * Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Selected Quarterly Financial Information (unaudited)

                                                                                         NET REALIZED &
                                                                 NET INVESTMENT            UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED(A)                                             TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

May 31, 1997................................................  $1,581      $0.38       $  1,184    $ 0.28
August 31, 1997.............................................   1,627       0.39          1,444      0.35
November 30, 1997...........................................   1,558       0.37         (4,210)    (1.01)
February 27, 1998...........................................   1,544       0.37          1,862      0.45
May 29, 1998................................................   1,638       0.39         (2,338)    (0.56)
August 31, 1998.............................................   1,761       0.42        (22,937)    (5.45)
November 30, 1998...........................................   1,723       0.41          7,769      1.85
February 26, 1999...........................................   1,694       0.40         (3,885)    (0.93)
May 28, 1999................................................   1,700       0.40          1,989      0.48
August 31, 1999.............................................   1,597       0.38           (787)    (0.18)
----------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.


Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.


Additional Shareholder Information (unaudited)

On May 11, 1999, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Dr. Riordan Roett and Jeswald W. Salacuse as directors of the Fund; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended August 31, 1999.

     The results of the vote on Proposal 1 were as follows:

                                                                  % OF SHARES    VOTES    % OF SHARES
NAME OF DIRECTORS                                     VOTES FOR      VOTED      AGAINST      VOTED
-----------------------------------------------------------------------------------------------------
Dr. Riordan Roett                                     3,903,406      97.9%      82,343        2.1%
Jeswald W. Salacuse                                   3,901,956       97.9      83,793         2.1
-----------------------------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

           % OF SHARES    VOTES    % OF SHARES     VOTES     % OF SHARES
VOTES FOR     VOTED      AGAINST      VOTED      ABSTAINED    ABSTAINED
------------------------------------------------------------------------

3,937,074     98.8%      15,293       0.4%        33,382        0.8%
------------------------------------------------------------------------

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.


Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Inc.

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on
     Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney
     Inc.; President and Director,
     SSB Citi Fund
     Management LLC and Travelers
     Investment Advisers, Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

Officers

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary

The Emerging Markets
Floating Rate Fund Inc.
     7 World Trade Center
     New York, New York 10048

TELEPHONE
       1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL

--------------------------------------------------------------------------------

THE EMERGING MARKETS
FLOATING RATE FUND INC.


SEMI-ANNUAL REPORT
AUGUST 31, 1999


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005



----------------------
       BULK RATE
     U.S. POSTAGE
        PAID
  STATEN ISLAND, NY
      PERMIT NO.
         169
----------------------


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as...................................  'D'
The double dagger symbol shall be expressed as............................ 'DD'